Exhibit 99.7

WE CAN OFFER THE 2A1 AND 4A2 MARM 03-5 CLASSES FOR 10/31 SETTLE:

TRANCHE     SIZE          COUP       WAL    MTR      SPREAD(+N)/$PX
2A1         156.9         5.201      2.53    60       +195/$102-03+
4A2          45           5.223      2.54    60       +191/$102-07+

**COLLATERAL GROUP HIGHLIGHTS****
BOTH GROUPS: 5% INIT PERIOD ADJ, 10% PREPAY, 24% FULL DOC, 76% LTV GROUP 4: 49.50% CAL, $325K AVG LOAN BAL

**YIELD TABLES, COLLATERAL OVERVIEWS, AND STRATS ATTACHED

MARM 03-5, CLASS 2A1


Balance            $156,900,000     Delay          24            WAC(1)    5.618
Coupon             5.201            Dated          10/1/2003     WAM(1)    360
Settle             10/31/2003       First Payment  11/25/2003


RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 60 MONTHS AND THE 5% CLEANUP CALL.


                            15 CPR           20 CPR             25 CPR          30 CPR          40 CPR         50 CPR
------------------------------------------------------------------------------------------------------------------------------
101-27+                     4.501            4.403              4.291           4.163           3.857          3.446
101-28+                     4.491            4.391              4.277           4.148           3.838          3.421
101-29+                     4.481            4.379              4.264           4.133           3.818          3.396
101-30+                     4.470            4.367              4.251           4.118           3.799          3.371
101-31+                     4.460            4.355              4.237           4.103           3.780          3.346
102-00+                     4.449            4.344              4.224           4.088           3.761          3.321
102-01+                     4.439            4.332              4.211           4.073           3.742          3.296
102-02+                     4.428            4.320              4.197           4.058           3.722          3.272
102-03+                     4.418            4.308              4.184           4.043           3.703          3.247
102-04+                     4.408            4.296              4.171           4.028           3.684          3.222
102-05+                     4.397            4.285              4.157           4.013           3.665          3.197
102-06+                     4.387            4.273              4.144           3.998           3.646          3.173
102-07+                     4.376            4.261              4.131           3.983           3.627          3.148
102-08+                     4.366            4.249              4.118           3.968           3.607          3.123
102-09+                     4.355            4.238              4.104           3.953           3.588          3.099
102-10+                     4.345            4.226              4.091           3.938           3.569          3.074
102-11+                     4.335            4.214              4.078           3.923           3.550          3.049

Spread @ Center  Price      177              186                195             200             196            175
WAL                         3.29             2.89               2.53            2.22            1.71           1.30
Mod Durn                    2.920            2.590              2.290           2.030           1.590          1.230
Principal Window            11/03 - 09/08    11/03 - 09/08      11/03 - 09/08   11/03 - 09/08   11/03 - 09/08  11/03 - 02/08

LIBOR_6MO                   1.18             1.18               1.18            1.18            1.18           1.18
LIBOR_1YR                   1.3225           1.3225             1.3225          1.3225          1.3225         1.3225
CMT_1YR                     1.24             1.24               1.24            1.24            1.24           1.24


TABLE (CONTINUED)
                           60 CPR           70 CPR          80 CPR
                          -----------------------------------------------
101-27+                    2.902            2.228           1.291
101-28+                    2.869            2.186           1.236
101-29+                    2.837            2.145           1.182
101-30+                    2.805            2.104           1.128
101-31+                    2.772            2.062           1.074
102-00+                    2.740            2.021           1.020
102-01+                    2.708            1.979           0.966
102-02+                    2.676            1.938           0.912
102-03+                    2.644            1.897           0.858
102-04+                    2.612            1.856           0.804
102-05+                    2.579            1.814           0.750
102-06+                    2.547            1.773           0.696
102-07+                    2.515            1.732           0.643
102-08+                    2.483            1.691           0.589
102-09+                    2.451            1.650           0.535
102-10+                    2.419            1.609           0.482
102-11+                    2.387            1.568           0.428

Spread @ Center  Price     133              64              -34
WAL                        0.98             0.76            0.57
Mod Durn                   0.950            0.740           0.570
Principal Window           11/03 - 02/07    11/03 - 04/06   11/03 - 09/05

LIBOR_6MO                  1.18             1.18            1.18
LIBOR_1YR                  1.3225           1.3225          1.3225
CMT_1YR                    1.24             1.24            1.24



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 03-5 4A2

Balance           $45,000,000    Delay           24             WAC(1)     5.491
Coupon            5.223          Dated           10/1/2003      WAM(1)     360
Settle            10/31/2003     First Payment   11/25/2003


RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 60 MONTHS AND THE 5% CLEANUP CALL.


                           15 CPR          20 CPR           25 CPR          30 CPR           40 CPR          50 CPR
----------------------------------------------------------------------------------------------------------------------------
101-31+                    4.476           4.372            4.254           4.120            3.797           3.360
102-00+                    4.466           4.361            4.241           4.105            3.777           3.335
102-01+                    4.456           4.349            4.228           4.090            3.758           3.311
102-02+                    4.445           4.337            4.215           4.075            3.739           3.286
102-03+                    4.435           4.325            4.201           4.060            3.720           3.261
102-04+                    4.424           4.314            4.188           4.045            3.701           3.236
102-05+                    4.414           4.302            4.175           4.030            3.681           3.211
102-06+                    4.404           4.290            4.161           4.015            3.662           3.186
102-07+                    4.393           4.278            4.148           4.000            3.643           3.162
102-08+                    4.383           4.267            4.135           3.985            3.624           3.137
102-09+                    4.372           4.255            4.122           3.970            3.605           3.112
102-10+                    4.362           4.243            4.109           3.955            3.586           3.087
102-11+                    4.352           4.232            4.095           3.940            3.567           3.063
102-12+                    4.341           4.220            4.082           3.925            3.547           3.038
102-13+                    4.331           4.208            4.069           3.910            3.528           3.013
102-14+                    4.321           4.196            4.056           3.895            3.509           2.989
102-15+                    4.310           4.185            4.042           3.880            3.490           2.964
Spread @ Center Price      174             182              191             195              190             167
WAL                        3.31            2.90             2.54            2.22             1.71            1.29
Mod Durn                   2.930           2.600            2.300           2.030            1.590           1.230
Principal Window           11/03 - 10/08   11/03 - 10/08    11/03 - 10/08   11/03 - 10/08    11/03 - 10/08   11/03 - 02/08
LIBOR_6MO                  1.18            1.18             1.18            1.18             1.18            1.18
LIBOR_1YR                  1.3225          1.3225           1.3225          1.3225           1.3225          1.3225
CMT_1YR                    1.24            1.24             1.24            1.24             1.24            1.24


TABLE (CONTINUED)
                           60 CPR          70 CPR           80 CPR
-------------------------------------------------------------------------
101-31+                    2.787           2.076            1.088
102-00+                    2.754           2.035            1.033
102-01+                    2.722           1.993            0.979
102-02+                    2.690           1.952            0.925
102-03+                    2.658           1.911            0.871
102-04+                    2.625           1.869            0.817
102-05+                    2.593           1.828            0.763
102-06+                    2.561           1.787            0.710
102-07+                    2.529           1.745            0.656
102-08+                    2.497           1.704            0.602
102-09+                    2.465           1.663            0.548
102-10+                    2.433           1.622            0.495
102-11+                    2.401           1.581            0.441
102-12+                    2.368           1.540            0.387
102-13+                    2.336           1.499            0.334
102-14+                    2.304           1.458            0.280
102-15+                    2.273           1.417            0.227
Spread @ Center Price      121             49               -54
WAL                        0.98            0.75             0.57
Mod Durn                   0.950           0.740            0.570
Principal Window           11/03 - 02/07   11/03 - 04/06    11/03 - 09/05
LIBOR_6MO                  1.18            1.18             1.18
LIBOR_1YR                  1.3225          1.3225           1.3225
CMT_1YR                    1.24            1.24             1.24


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                         MARM 2003-5 Collateral Summary


----------------------------------------------------------------------------------------------------------------------------------
Pool                  Group 1          Group 2        Group 3         Group 4         Group 5         Group 6        Total:
----------------------------------------------------------------------------------------------------------------------------------
Total Balance         $99,571,938     $170,342,338    $29,019,891     $97,344,115     $21,620,604     $78,433,953    $496,332,839
Avg Balance              $345,736         $496,625       $293,130        $325,566        $568,963        $207,497        $343,483
WA Gross Rate              5.258%           5.618%         5.089%          5.492%          4.602%          5.582%          5.440%
WA Net Rate                4.843%           5.201%         4.839%          5.223%          4.339%          5.167%          5.069%
WA Roll                        36               60             35              59              83              60              54
WA Gross Margin            2.254%           2.347%         2.266%          2.301%          2.588%          2.274%          2.314%
WA First Rate Cap          5.000%           5.000%         5.000%          5.030%          5.620%          5.000%          5.033%
WA Max Rate               11.258%          10.618%        11.089%         10.522%         10.222%         10.582%         10.732%
WA FICO                       717              709            721             707             745             711             713
WA Orig LTV                77.55%           76.36%         75.37%          76.78%          58.54%          77.85%          76.08%
CA %                       65.08%           76.27%         47.14%          49.50%          64.87%          45.06%          61.64%
Prepay %                   13.89%           10.00%         18.16%          10.37%          64.85%          15.97%          14.66%
Full Doc %                 22.50%           24.19%         24.78%          24.04%          79.75%          27.95%          26.87%
Interest Only %            88.40%           89.97%         82.11%          69.87%          75.98%          84.26%          83.74%
WA Rem Term                   360              360            360             359             359             360             360
----------------------------------------------------------------------------------------------------------------------------------

                               UBS Investemt Bank
                        Collateral Stratification Report

                                  MARM 2003-5

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                          Aggregate   % of Aggregate
Current Balance        # of Loans           Balance          Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
<= $322,700.00                794       $161,881,726        32.62       32.97        0.00     40.62      38.62    12.43     98.15
$322,700.01 - $450,000 00     316        120,168,125        24.21       24.88       38.36     25.77      21.18     9.04      0.00
$450,000.01 - $650,000 00     234        123,426,630        24.87       24.88       38.31     19.01      22.06    22.90      1.85
$650,000.01 - $850,000 00      55         40,980,808         8.26        9.95       12.31      5.11       8.18     3.07      0.00
$850,000.01 - $1,050,000.00    35         32,828,550         6.61        4.66        8.17      9.49       5.68    27.70      0.00
$1,050,000.01 - $1,250,000.00   4          4,577,500         0.92        1.16        0.63      0.00       1.27     5.09      0.00
$1,250,000.01 - $1,450,000.00   2          2,659,500         0.54        0.00        0.00      0.00       0.00    12.30      0.00
$1,450,000.01 - $1,650,000.00   2          3,105,000         0.63        1.50        0.00      0.00       0.00     7.47      0.00
$1,650,000.01 - $1,850,000.00   1          1,800,000         0.36        0.00        1.06      0.00       0.00     0.00      0.00
$1,850,000.01 - $2,050,000.00   1          1,980,000         0.40        0.00        1.16      0.00       0.00     0.00      0.00
$2,250,000.01 >=                1          2,925,000         0.59        0.00        0.00      0.00       3.00     0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                      1,445       $496,332,839       100.00      100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: $52,500.00
Maximum: $2,925,000.00
Average: $343,482.93
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                      % of Aggregate
Current Rate         # of Loans    Aggregate Balance         Balance   Group 1   Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
3.501% - 3.750%              1          $    998,440            0.20      0.00       0.00      0.00       0.00     4.62      0.00
3.751% - 4.000%              2             1,569,008            0.32      0.59       0.00      0.00       0.00     4.54      0.00
4.001% - 4.250%              3             1,707,800            0.34      0.00       0.00      0.55       0.00     7.16      0.00
4.251% - 4.500%             25            12,572,173            2.53      1.19       0.50      1.71       1.40    38.23      0.52
4.501% - 4.750%             85            28,908,019            5.82      7.84       1.82     16.00       7.27    16.24      3.53
4.751% - 5.000%            159            56,602,819           11.40     19.77       7.00     32.30       8.30    14.53      5.61
5.001% - 5.250%            233            83,972,791           16.92     25.88      15.09     26.03      15.97     5.64     10.43
5.251% - 5.500%            339           113,066,166           22.78     27.45      19.21     13.62      26.26     4.48     28.71
5.501% - 5.750%            312           100,983,272           20.35     12.25      26.76      8.13      21.23     1.95     25.18
5.751% - 6.000%            170            57,448,987           11.57      3.82      16.70      1.65      11.46     0.00     17.30
6.001% - 6.250%             58            20,612,213            4.15      1.01       7.12      0.00       2.60     2.61      5.58
6.251% - 6.500%             30             9,007,050            1.81      0.19       3.27      0.00       1.84     0.00      1.85
6.501% - 6.750%             14             4,744,700            0.96      0.00       1.51      0.00       1.71     0.00      0.66
6.751% - 7.000%              8             2,371,600            0.48      0.00       0.82      0.00       0.10     0.00      0.63
7.001% - 7.250%              2               435,900            0.09      0.00       0.20      0.00       0.10     0.00      0.00
7.251% - 7.500%              4             1,331,900            0.27      0.00       0.00      0.00       1.37     0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445         $496,332,839          100.00    100.00     100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.550%
Maximum: 7.500%
Weighted Average: 5.440%
---------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Sep 25, 2003 14:53                    Page 1 of 6

                               UBS Investemt Bank
                        Collateral Stratification Report

                                  MARM 2003-5

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Index             # of Loans     Aggregate Balance          Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
6 MO LIBOR             1,419          $479,212,077            96.55    100.00      100.00    100.00     100.00    20.81    100.00
1 YR CMT                 25             16,521,517             3.33      0.00        0.00      0.00       0.00    76.42      0.00
1 YR LIBOR                1                599,245             0.12      0.00        0.00      0.00       0.00     2.77      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                 1,445          $496,332,839           100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Months to Roll    # of Loans     Aggregate Balance          Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
33                        2           $    219,920             0.04      0.12        0.00      0.33       0.00     0.00      0.00
34                       10              3,036,400             0.61      1.24        0.00      6.20       0.00     0.00      0.00
35                       73             26,218,609             5.28     15.62        0.00     36.75       0.00     0.00      0.00
36                      301             98,864,900            19.92     82.76        0.00     56.71       0.00     0.00      0.00
37                        1                252,000             0.05      0.25        0.00      0.00       0.00     0.00      0.00
55                        2              1,149,000             0.23      0.00        0.32      0.00       0.62     0.00      0.00
56                        2                560,200             0.11      0.00        0.00      0.00       0.26     0.00      0.39
57                        1                371,600             0.07      0.00        0.22      0.00       0.00     0.00      0.00
58                       41             15,116,257             3.05      0.00        1.30      0.00      12.97     0.00      0.35
59                      230             77,221,021            15.56      0.00       20.54      0.00      30.55     0.00     15.92
60                      743            251,548,728            50.68      0.00       77.61      0.00      55.60     0.00     83.15
61                        1                153,600             0.03      0.00        0.00      0.00       0.00     0.00      0.20
82                        8              1,831,952             0.37      0.00        0.00      0.00       0.00     8.47      0.00
83                       27             17,515,653             3.53      0.00        0.00      0.00       0.00    81.01      0.00
84                        3              2,273,000             0.46      0.00        0.00      0.00       0.00    10.51      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                 1,445          $496,332,839           100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 33
Maximum: 84
Weighted Average: 54
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Gross Margin      # of Loans     Aggregate Balance          Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%        1,292          $426,313,380            85.89     98.83       80.51     96.77      89.73     2.77     95.29
2.251% - 2.500%          15             13,939,048             2.81      0.70        0.26      0.00       0.00    59.22      0.00
2.501% - 2.750%         138             56,080,411            11.30      0.47       19.23      3.23      10.27    38.01      4.71
---------------------------------------------------------------------------------------------------------------------------------
Total:                 1,445          $496,332,839           100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.314%
---------------------------------------------------------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Sep 25, 2003 14:53                    Page 2 of 6

                               UBS Investemt Bank
                        Collateral Stratification Report

                                  MARM 2003-5

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
First Rate Cap    # of Loans     Aggregate Balance          Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
5.000%                 1,430          $480,005,546            96.71    100.00      100.00    100.00      97.00    38.01    100.00
6.000%                   15             16,327,293             3.29      0.00        0.00      0.00       3.00    61.99      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                 1,445          $496,332,839           100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.033%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Periodic Rate Cap   # of Loans   Aggregate Balance          Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
1.000%                    968         $332,798,531            67.05      0.00      100.00      0.00      84.87     6.50    100.00
2.000%                    477          163,534,308            32.95    100.00        0.00    100.00      15.13    93.50      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                  1,445         $496,332,839           100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.329%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Maximum Rate         # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
9.251% - 9.500%              9         $  2,623,315            0.53      0.00        0.50      0.00       1.40     0.00      0.52
9.501% - 9.750%             43           15,842,594            3.19      0.00        1.82      0.00       7.27    13.41      3.53
9.751% - 10.000%            80           29,112,036            5.87      0.59        7.00      0.00       8.30    19.07      5.61
10.001% - 10.250%          144           52,359,981           10.55      0.00       15.09      0.55      15.97    12.79     10.43
10.251% - 10.500%          262           91,725,425           18.48      1.19       19.21      1.71      26.26    42.72     28.71
10.501% - 10.750%          306          100,485,087           20.25      7.84       26.76     16.00      21.23     9.40     25.18
10.751% - 11.000%          233           79,300,578           15.98     19.77       16.70     32.30       8.46     0.00     17.30
11.001% - 11.250%          148           52,931,923           10.66     25.88        7.12     26.03       2.60     2.61      5.58
11.251% - 11.500%          121           40,106,650            8.08     27.45        3.27     13.62       1.84     0.00      1.85
11.501% - 11.750%           63           19,306,750            3.89     12.25        1.51      8.13       1.71     0.00      0.66
11.751% - 12.000%           26            9,579,800            1.93      3.82        0.82      1.65       3.49     0.00      0.63
12.001% - 12.250%            4            1,436,800            0.29      1.01        0.20      0.00       0.10     0.00      0.00
12.251% - 12.500%            6            1,521,900            0.31      0.19        0.00      0.00       1.37     0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,445         $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.375%
Maximum: 12.500%
Weighted Average: 10.732%
---------------------------------------------------------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Sep 25, 2003 14:53                    Page 3 of 6

                               UBS Investemt Bank
                        Collateral Stratification Report

                                  MARM 2003-5

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
FICO Scores          # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
Not Available 0              4         $  1,107,750            0.22      0.00        0.00      0.66       0.94     0.00      0.00
561 - 580                    1              750,000            0.15      0.00        0.44      0.00       0.00     0.00      0.00
601 - 620                    1              564,963            0.11      0.00        0.00      0.00       0.00     2.61      0.00
621 - 640                   25            9,258,900            1.87      0.30        2.64      0.00       4.45     0.00      0.18
641 - 660                   94           29,999,820            6.04      5.26        6.81      2.25       8.64     0.00      5.22
661 - 680                  230           82,676,148           16.66     19.28       15.81     15.74      16.60     7.30     18.15
681 - 700                  280           96,318,268           19.41     18.67       22.13     20.10      18.17     7.09     19.11
701 - 720                  260           80,265,121           16.17     13.00       16.58     12.15      15.66    13.07     22.29
721 - 740                  181           58,354,340           11.76     12.16       11.20     19.00      11.56     7.49     11.20
741 - 760                  158           61,290,530           12.35     12.46       11.22     11.52      11.65    29.40     11.14
761 - 780                  128           44,318,415            8.93     11.22        7.65     13.07       8.68     2.76      9.29
781 - 800                   72           27,308,783            5.50      7.40        4.55      5.51       2.74    24.56      3.35
801 - 820                   11            4,119,800            0.83      0.27        0.98      0.00       0.92     5.71      0.07
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 573
Maximum: 812
Weighted Average: 713
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Loan to Value Ratio  # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                   31         $ 14,141,108            2.85      1.02        1.99      3.29       2.32    24.25      1.63
50.01% - 55.00%             14            4,400,204            0.89      0.99        0.35      2.80       0.26     5.41      0.74
55.01% - 60.00%             21           13,326,400            2.68      0.11        3.92      0.00       3.16    12.14      1.07
60.01% - 65.00%             37           21,527,849            4.34      4.12        3.42      4.81       5.24    18.80      1.32
65.01% - 70.00%             59           23,724,966            4.78      4.03        5.31      7.66       4.20    12.46      2.10
70.01% - 75.00%            120           45,849,750            9.24      6.28       10.25     13.15      12.25     2.25      7.54
75.01% - 80.00%          1,123          363,265,271           73.19     82.87       73.98     68.30      64.85    22.73     85.25
80.01% - 85.00%              2              603,600            0.12      0.00        0.00      0.00       0.62     0.00      0.00
85.01% - 90.00%             12            3,556,253            0.72      0.00        0.48      0.00       2.09     1.95      0.35
90.01% - 95.00%             26            5,937,437            1.20      0.57        0.29      0.00       5.01     0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 15.71
Maximum: 95.00
Weighted Average: 76.08
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Amortization         # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
Interest Only             1,179        $415,644,490           83.74     88.40       89.97     82.11      69.87    75.98     84.26
Fully Amortizing           266           80,688,349           16.26     11.60       10.03     17.89      30.13    24.02     15.74
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Sep 25, 2003 14:53                    Page 4 of 6

                               UBS Investemt Bank
                        Collateral Stratification Report

                                  MARM 2003-5

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Top 5 States         # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
California                 737         $305,949,174           61.64     65.08       76.27     47.14      49.50    64.87     45.06
Georgia                     77           21,261,456            4.28      3.61        3.12      7.72       4.31     3.86      6.47
Colorado                    77           20,356,537            4.10      3.75        2.04      7.96       3.91     2.52      8.28
Florida                     70           19,413,653            3.91      5.75        2.09      8.43       5.06     1.30      3.14
Washington                  72           17,711,433            3.57      2.63        1.50      3.36       4.60     2.61      8.30
Other                      412          111,640,585           22.49     19.17       14.97     25.39      32.62    24.84     28.76
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Prepay                                               % of Aggregate
Original Term        # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
 0                        1,231        $423,552,929           85.34     86.11       90.00     81.84      89.63    35.15     84.03
12                           1              322,700            0.07      0.00        0.00      0.00       0.00     1.49      0.00
30                           1              299,492            0.06      0.00        0.00      0.00       0.00     1.39      0.00
36                          65           22,255,590            4.48     13.89        0.00     18.16       0.00    14.58      0.00
60                         147           49,902,128           10.05      0.00       10.00      0.00      10.37    47.40     15.97
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Document Type        # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
Reduced                   1,005        $353,055,852           71.13     77.50       75.81     75.22      66.26    18.13     72.05
Full                       393          133,372,307           26.87     22.50       24.19     24.78      24.04    79.75     27.95
No Doc                      34            5,992,287            1.21      0.00        0.00      0.00       6.16     0.00      0.00
Stated Doc                   7            2,281,813            0.46      0.00        0.00      0.00       1.87     2.12      0.00
No Ratio                     6            1,630,580            0.33      0.00        0.00      0.00       1.68     0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Loan Purpose         # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
Purchase                   793         $267,732,276           53.94     58.83       57.68     47.86      52.44    27.06     51.15
Cash Out Refinance         315          117,261,784           23.63     20.19       23.64     24.24      24.49    33.90     23.82
Rate/Term Refinance        336          110,829,380           22.33     20.98       18.39     27.89      23.06    39.04     25.02
Construction to Perm         1              509,400            0.10      0.00        0.30      0.00       0.00     0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Owner Occupancy                                      % of Aggregate
Status               # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
Primary                   1,376        $477,010,862           96.11     97.65       94.74     94.76      96.60    97.25     96.68
Investor                    55           16,515,084            3.33      2.35        4.97      5.24       2.24     1.27      2.22
Secondary                   14            2,806,893            0.57      0.00        0.29      0.00       1.16     1.47      1.10
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Sep 25, 2003 14:53                    Page 5 of 6

                               UBS Investemt Bank
                        Collateral Stratification Report

                                  MARM 2003-5

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Property Type        # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
Single Family              919         $320,734,762           64.62     67.52       64.81     63.16      64.11    72.81     59.45
Planned Unit Development   351          122,718,989           24.73     24.72       28.20     18.56      24.13    17.47     22.20
Condominium                150           40,590,179            8.18      7.14        5.60     14.24       6.16     6.50     15.80
Two- to Four Family         24           11,924,908            2.40      0.61        1.17      4.04       5.59     3.23      2.55
Coop                         1              364,000            0.07      0.00        0.21      0.00       0.00     0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Stated Remaining                                     % of Aggregate
Term to Maturity     # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
355                          2         $  1,149,000            0.23      0.00        0.32      0.00       0.62     0.00      0.00
356                          2              560,200            0.11      0.00        0.00      0.00       0.26     0.00      0.39
357                          3              591,520            0.12      0.12        0.22      0.33       0.00     0.00      0.00
358                         59           19,984,609            4.03      1.24        1.30      6.20      12.97     8.47      0.35
359                        329          120,675,283           24.31     15.62       20.54     35.79      30.55    81.01     15.92
360                       1,050         353,372,228           71.20     83.01       77.61     57.68      55.60    10.51     83.34
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 355
Maximum: 360
Weighted Average: 360
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Originator           # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
Greenpoint Mortgage
  Corporation             1,363        $464,484,010           93.58    100.00      100.00    100.00      84.87    20.81    100.00
First Republic              13           12,803,048            2.58      0.00        0.00      0.00       0.00    59.22      0.00
American Home
  Mortgage                  55           11,803,067            2.38      0.00        0.00      0.00      12.13     0.00      0.00
Alliance Bancorp             1            2,925,000            0.59      0.00        0.00      0.00       3.00     0.00      0.00
Nexstar                      5            2,014,757            0.41      0.00        0.00      0.00       0.00     9.32      0.00
Cendant Mortgage             7            1,703,712            0.34      0.00        0.00      0.00       0.00     7.88      0.00
Platinum                     1              599,245            0.12      0.00        0.00      0.00       0.00     2.77      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     % of Aggregate
Originator           # of Loans   Aggregate Balance         Balance   Group 1    Group 2   Group 3   Group 4   Group 5   Group 6
---------------------------------------------------------------------------------------------------------------------------------
Wamu                      1,009        $348,348,229           70.18    100.00      100.00      0.00       0.00     0.00    100.00
Greenpoint                 354          116,135,781           23.40      0.00        0.00    100.00      84.87    20.81      0.00
Alliance Mortgage           57           15,327,312            3.09      0.00        0.00      0.00      15.13     2.77      0.00
First Republic              13           12,803,048            2.58      0.00        0.00      0.00       0.00    59.22      0.00
Cenlar                       5            2,014,757            0.41      0.00        0.00      0.00       0.00     9.32      0.00
Cendant                      7            1,703,712            0.34      0.00        0.00      0.00       0.00     7.88      0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                    1,445        $496,332,839          100.00    100.00      100.00    100.00     100.00   100.00    100.00
---------------------------------------------------------------------------------------------------------------------------------



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Sep 25, 2003 14:53                    Page 6 of 6